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                            SUPPLEMENT TO PROSPECTUS
            FOR THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT B
                                DATED MAY 1, 1999



INFORMATION REGARDING THE ULTIMATE PARENT COMPANY OF THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

         The fourth paragraph under "Manufacturers Life of New York" is amended and restated as follows:

"On January 20, 1998, the Board of Directors of The Manufacturers Life Insurance Company ("Manulife"), our ultimate parent company, announced that it had asked the management of Manulife to prepare a plan for conversion of Manulife from a mutual life insurance company to a publicly traded, shareholder-owned company. On May 19, 1999 this plan was approved by the Board of Directors of Manulife and on July 29, 1999, Manulife's eligible policyholders voted in favor of demutualization. Provided that all necessary regulatory approvals are obtained, Manulife expects that demutualization will take place in Autumn, 1999."


CHANGE IN HOME OFFICE ADDRESS

         Effective August 23, 1999, the address of the Company's home office will be:

                  100 Summit Lake Drive
                  Second Floor
                  Valhalla, New York  10595

The address of the Service Office will not change, however.


                         SUPPLEMENT DATED AUGUST 5, 1999